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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) July 22, 1999
                                                         -----------------------


                          Charming Shoppes Master Trust
                           (Issuer and Co-Registrant)

                       Charming Shoppes Receivables Corp.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          333-71757                                    51-0383871
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   (Commission File Number)               (I.R.S. Employer Identification No.)


   3411 Silverside Road
   Wilmington, Delaware                                       19810
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   (Address of Principal Executive Offices)                   (Zip Code)


                                 (302) 479-5510
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

         Description of Series 1999-1.

         On July 22, 1999, Charming Shoppes Master Trust (the "Trust") issued a series of asset-backed certificates, entitled Series 1999-1 ("Series 1999-1"), pursuant to the Series 1999-1 Supplement, dated as of July 22, 1999, attached hereto as Exhibit 4.2, to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997, as amended by the First Amendment thereto on July 22, 1999 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Charming Shoppes Receivables Corp., as Seller (the "Seller"), Spirit of America, Inc., as Servicer (the "Servicer"), and First Union National Bank, as Trustee (the "Trustee").

         Series 1999-1 consists of four classes identified as the Class A Floating Rate Asset Backed Certificates (the "Class A Certificates"), the Class B Floating Rate Asset Backed Certificates (the "Class B Certificates"), the Class C Floating Rate Asset Backed Certificates (the "Class C Certificates") and the Class D Floating Rate Asset Backed Certificates (the "Class D Certificates"). The Class A and Class B Certificates were publicly offered, as described in a Prospectus, dated July 16, 1999, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated July 16, 1999, attached hereto as
Exhibit 1.1, among the Seller, the Servicer, Fashion Service Corp. and Bear, Stearns & Co. Inc. (the "Underwriter"), as representative, and the Terms Agreement (the "Terms Agreement") dated July 16, 1999, attached hereto as
Exhibit 1.2, among the Seller, the Servicer, Fashion Service Corp. and the Underwriter, as representative. The Seller sold the Class C Certificates pursuant to a certificate purchase agreement dated July 22, 1999, among the Trustee, the Seller, the Servicer, and the purchaser named therein. The Seller sold the Class D Certificates pursuant to a certificate purchase agreement dated July 22, 1999, among the Trustee, the Seller, the Servicer, and the purchasers named therein.

         The Class A Certificates have an initial principal balance of $98,250,000. The Class B Certificates have an initial principal balance of $27,000,000. The Class C Certificates have an initial principal balance of $9,000,000. The Class D Certificates have an initial principal balance of $15,750,000.

         Concurrently with the issuance of Series 1999-1, Spirit of America National Bank, as Originator, and the Seller entered into the First Amendment, dated as of July 22, 1999, attached hereto as Exhibit 10.1, to the Purchase and Sale Agreement, dated as of November 25, 1997, pursuant to which the Originator sells receivables to the Seller.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)  Not applicable

            (b)  Not applicable



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            (c)  Exhibits

         A list of exhibits filed herewith is contained in the Index to Exhibits hereto, which is incorporated herein by reference.





























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHARMING SHOPPES RECEIVABLES CORP.

                                      (Registrant)




Dated: July 30, 1999              By:   /s/  Kirk R. Simme
                                      ------------------------------------------
                                      Name:  Kirk R. Simme
                                      Title: Vice President


                                  SPIRIT OF AMERICA, INC., as Servicer on behalf of Charming Shoppes Master Trust

                                      (Co-Registrant)




Dated: July 30, 1999              By:   /s/  Kirk R. Simme
                                      ------------------------------------------
                                      Name:  Kirk R. Simme
                                      Title: Vice President





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                                INDEX TO EXHIBITS



EXHIBIT
  NO.       DOCUMENT DESCRIPTION
-------     --------------------

1.1 Underwriting Agreement, dated July 16, 1999, among Charming Shoppes Receivables Corp., Spirit of America National Bank, Fashion Service Corp. and Bear, Stearns & Co. Inc., as representative.

1.2 Terms Agreement, dated July 16, 1999, among Charming Shoppes Receivables Corp., Spirit of America National Bank, Fashion Service Corp. and Bear, Stearns & Co. Inc., as representative.

4.1 Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997, as amended by the First Amendment thereto on July 22, 1999, among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and First Union National Bank, as Trustee.

4.2 Series 1999-1 Supplement to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997, as amended by the First Amendment thereto on July 22, 1999, among Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc., as Servicer, and First Union National Bank, as Trustee.

10.1 First Amendment to the Purchase and Sale Agreement, dated as of July 22, 1999, among Charming Shoppes Receivables Corp., as Seller, Spirit of America National Bank, and Spirit of America, Inc.